U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[_]  Definitive Information Statement

                           SECOND STAGE VENTURES, INC.
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[_]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:
_____________________________________________________________________

   2.  Form, schedule, or registration statement number:
_____________________________________________________________________


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   3.  Filing party:
_____________________________________________________________________

   4.  Date filed:
_____________________________________________________________________



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                           SECOND STAGE VENTURES, INC.
                             2 Park Plaza, Suite 450
                            Irvine, California  92614


Dear Stockholder:

     I am writing to inform you that the Board of Directors of Second Stage Ventures, Inc., a Nevada corporation (the "Company"), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate action in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

          The amendment to the Company's Articles of Incorporation to change the Company's name from "Second Stage Ventures, Inc." to "Dermisonics, Inc."


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement, which describes the above corporate action in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company at which time we will file the Certificate of Amendment with the Nevada Secretary of State to effectuate the name change.

                                        Sincerely,

                                        /s/ Bruce H. Haglund
                                        -----------------------------------
                                        Bruce H. Haglund, Chairman


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                              INFORMATION STATEMENT

                           SECOND STAGE VENTURES, INC.
                             2 Park Plaza, Suite 450
                            Irvine, California  92614


     This Information Statement is being mailed to the stockholders of Second Stage Ventures, Inc., a Nevada corporation (sometimes hereinafter referred to as "we", "us" or the "Company"), on or about September ___, 2004 in connection with the corporate action referred to below. Our Board of Directors (the "Board") and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on September 2, 2004 (the "Record Date").

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                CORPORATE ACTION

     The Nevada General Corporation Law permits the holders of a majority of the shares of our outstanding capital stock entitled to vote on a matter to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On August 25, 2004, the holders (collectively, the "Majority Stockholders") of an aggregate of 7,060,100 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, representing approximately 58.8% of the total shares entitled to vote on the matter set forth herein, consented in writing without a meeting to the matter described below.
As a result, no further votes will be needed. The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

     The Board and the Majority Stockholders have consented to the adoption and filing of a Certificate of Amendment ("Certificate of Amendment") to the Articles of Incorporation of the Company in the form of EXHIBIT A attached to this Information Statement, which provides for the change of corporate name. We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.


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                          VOTING SECURITIES OUTSTANDING

     As of the Record Date, we had outstanding 24,000,000 shares of Common Stock, of which 12,000,000 shares were entitled to vote on the amendment to the Articles of Incorporation to change our corporate name and 12,000,000 shares that were not entitled to vote on the amendment. Each holder of Common Stock entitled to vote on the amendment was entitled to one vote for each share held by such holder.

     The 12,000,000 shares of Common Stock that were not entitled to vote on the amendment are held by Encapsulation Systems, Inc. ("ESI" and the Common Stock held by ESI are referred to as the "ESI Shares"), the entity from which we purchased certain assets on July 28, 2004, as described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2004 (the "August 2004 Form 8-K"). The ESI shares were delivered to and are currently being held in escrow as provided in the agreement governing our acquisition of the assets (the "Purchase Agreement") and are to be released therefrom as follows:

     (A) ESI shall be entitled to distribute a number of the ESI Shares as may be required in order to satisfy claims of non-affiliates of ESI, as provided in a plan of reorganization of ESI to be approved by the Bankruptcy Court.

     (B) Commencing after July 28, 2005, one ESI Share shall be released to ESI for each dollar of gross revenue derived by the Company from the commercial exploitation of the Intellectual Property.

     (C) On February 28, 2007 any ESI Shares held in escrow shall be released to ESI.

     In accordance with the Purchase Agreement, ESI is not entitled to vote the ESI Shares held in escrow on any matters put to the Company's shareholders, except as to any proposed capital reorganization or reclassification with respect to the Company's equity securities, until they are release from escrow as described above. While the ESI Shares are held in escrow, the holders shall be entitled to participate in any dividends or distributions made by the Company to all holders of Common Stock and to any payment or distribution upon the liquidation or winding-up of the Company.

     The amendment to the Articles of Incorporation to change our corporate name does not constitute a matter on which the ESI Shares are entitled to vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 25, 2004, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially ten percent or more of the outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of the Company's executive officers and directors as a group, and their percentage of ownership.


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     Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                 Amount of
Name of                          Beneficial  Percent of Outstanding
Beneficial Owner                 Ownership    Shares of Class Owned
-------------------------------  ----------  -----------------------

Bruce Haglund (1)                    0                 -

Bruce K. Redding, Jr. (1)(2)         0                 -

Encapsulation Systems, Inc. (3)  12,000,000            50%

All officers and directors
as a group (2 persons)               0                 -

(1)  The address of each such person is care of the Company.

(2) Bruce K. Redding, Jr. is the president and a director of Encapsulation Systems, Inc. ("ESI") and owns approximately 73% of that company's outstanding shares of capital stock.

(3) The Common Stock registered in the name of ESI is not entitled to vote on the amendment of our Articles of Incorporation to change our corporate name, as described under the heading "VOTING SECURITIES OUTSTANDING."


                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
                          TO CHANGE OUR CORPORATE NAME

Introduction

     As previously reported in the August 2004 Form 8-K, we acquired certain intellectual property including patents pending filed in the US, the European Community and other jurisdictions around the world and other proprietary technology and information which cover a new type of active transdermal drug delivery system ("Intellectual Property"). By reason of the acquisition of the Intellectual Property, we will be entering into a new business utilizing these assets.

Purpose of the Name Change

     Our Board of Directors has determined that it is in our best interests to change our name to one that would more accurately reflect our new business operations as a result of our acquisition of the Intellectual Property. Consequently, the Board of Directors has recommended changing our name from "Second Stage Ventures, Inc." to "Dermisonics, Inc."


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Effects of the Name Change

     Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Second Stage Ventures, Inc." will continue to be valid and represent shares of "Dermisonics, Inc." following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

Vote Required

     Pursuant to Nevada Revised Statutes 78.385 and 78.390, the affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to amend our Articles of Incorporation to change our name from "Second Stage Ventures, Inc." to "Dermisonics, Inc.," which vote was obtained by majority written consent. As a result, the Amendment was approved and no further votes will be needed.

Effective Date

     Under applicable federal securities laws, the Amendment cannot be effective until at least 20 calendar days after this Information Statement is sent or given to our stockholders. The Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement is mailed to our stockholders.

Dissenters' Rights of Appraisal

     The Nevada Revised Statutes do not provide for appraisal rights in connection with our name change.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the proposed amendments to our Articles of Incorporation, which is not shared by all other stockholders.

                                  OTHER MATTERS

     The Board is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

                         FINANCIAL AND OTHER INFORMATION

     The following information is incorporated herein by reference:

     (A)(i) the Company's audited financial statements for the years ended September 30, 2003 and 2002 and (ii) the section entitled "Management's Discussion and Analysis or Plan of


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Operation" set forth in Item 6 of Part II, all as contained in the Company's
Annual Report on Form 10-KSB for the year ended September 30, 2003, as filed with the Securities and Exchange Commission on December 24, 2004; and

     (B)(i) the Company's unaudited financial statements for the three and nine months ended June 30, 2004 and 2003 and (ii) the section entitled "Management's Discussion and Analysis of Financial Condition or Plan of Operation" set forth in Item 2 of Part I, all as contained in the Company's Annual Report on Form 10-QSB for the three and nine months ended June 30, 2004 and 2003.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (949) 733-1101 or by mail to our address at 2 Park Plaza, Suite 450, Irvine, California 92614, Attn: Bruce Haglund, Chief Executive Officer.

                           INCORPORATION BY REFERENCE

     This Information Statement incorporates by reference certain information contained in:

     1. Our annual report on Form 10-KSB for our fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on December 23, 2003.

     2. Our quarterly report on Form 10-QSB for the nine months ended June 30, 2004 as filed with the Securities and Exchange Commission on August 19, 2004.

     3. Our Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 12, 2004.


                          By order of the Board of Directors

September ___, 2004


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                                    EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           SECOND STAGE VENTURES, INC.


     The undersigned officer of Second Stage Ventures, Inc. does hereby certify that:

     1. The name of the corporation for which this Certificate of Amendment to the Articles of Incorporation is being filed is Second Stage Ventures, Inc. (the "Corporation").

     2. The original Articles of Incorporation of the Corporation, as subsequently amended, were filed on September 1, 2000 (the "Articles of Incorporation").

     3. The Articles of Incorporation of the Corporation shall be amended as follows:

                                    "I. NAME

     The name of the corporation is Dermisonics, Inc."

     4. This Certificate of Amendment to the Articles of Incorporation has been approved by the Board of Directors of the Corporation and by more than a majority of the outstanding stockholders of the Corporation. The number of shares entitled to vote on this Certificate of Amendment was 12,000,000 and the number of shares that voted in favor of this Certificate of Amendment was 7,060,100.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set his hands this ___ day of September 2004.


                                        -----------------------------------
                                        Name:
                                        Title:

STATE OF _____________         )
                               ) ss.:
COUNTY OF ____________         )

     On the ___ day of September 2004 personally appeared, to me ______________ who, being duly sworn, did depose and say that he is the __________________ of Second Stage Ventures, Inc., a Nevada corporation, and which executed the foregoing Certificate of Amendment to the Articles of Incorporated and that he executed the same by authority of the Board of Directors and a vote by more than a majority of the outstanding stockholders of Second Stage Ventures, Inc.


                              ----------------------------------------
                              Signature of Notary Public,
                              State of ________________


                              ----------------------------------------
(Notary Seal)                 (Print, Type or Stamp Commissioned
                              Name of Notary Public)


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